Exhibit 10.4


                       GOLD & DIAMOND MINER'S ASSOCIATION
                                 MEMBERSHIP CARD

Name      GOLD HILL INC. (WILLIS BLACK)

Address   1 CROAL STREET STABROEK

Mem. I.D. No     1561

Date of Issue    27TH AUGUST, 1997

/s/ Will B. Black
Signature



                      LICENCE TO TRADE IN VALUABLE MINERALS
                               AND PRECIOUS STONES

                        GENERAL   4851   LICENCE REVENUE

               Bond No.       CASH
   (SEAL)      GEORGETOWN     District
               Permission is hereby granted to
GOLD HILL (GUYHNA) INC
of 279 FORSHAW STREET QUEENSTOWN
To purchase or sell Valuable Minerals & Precious Stones under and subject to the Mining Regulations in a Shop situate at 279 FORSHAW STREET QUEENSTOWN from the date hereof to the 31st December, 1997 inclusive, he having paid the sum of FIFTEEN THOUSAND DOLLARS for this Licence.

Value  $15,000.00

Date   2ND SEPT. 1997                       /s/ illegible

                                            Commissioner

                                     [STAMP]
                       GUYANA GEOLOGY & MINES COMMISSION
                                              Mines 258.